SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549




FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 12, 2002


U.S. INTERACTIVE, Inc.
(Exact name of issuer as specified in its charter)



Delaware				0-26923				23-3316696
(State or other jurisdiction of			(Commission			(I.R.S. Employer
  incorporation or organization)			 File Number)			Identification Number)



20863 Stevens Creek Blvd. Suite 100
Cupertino, CA 95014
(Address of principal executive offices and zip code)


(408) 863-7500
(Registrant's telephone number, including area code)


2012 Renaissance Blvd.
King of Prussia, PA 19406
(Former name or former address, if changed since last report)


Item 5.		Other Information.

On September 11, 2001, the United States Bankruptcy Court for the District of Delaware confirmed the Second Amended
Joint Plan of Reorganization of U.S. Interactive, Inc.
(the "Company") and its subsidiary corporation, U.S. Interactive Corp. (Delaware),
(the "Plan").  The Plan became effective on September 21,
2001. Pursuant to Article III, Section 3.9 of the Plan, as of the effective date of the Plan all equity interests in the Company, or a right to acquire the same, including, without limitation, an interest as holder of any stock interest or certificate of stock interest or as a holder of an option or warrant to acquire any such interest, were cancelled. Consequently, the holders of the Company's stock as of the effective date of the Plan no longer have any interest in the Company.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on the 12th day of February 2002.

						U.S. Interactive, Inc.


						By:/s/	Sunil Mathur
						Name: Sunil Mathur

						Title:  Executive Vice President,
						          World Wide Operation
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SEC-8k-Final